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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 8, 1998


                    Community Financial Corp.
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(Exact name of registrant as specified in its charter)


Illinois                          0-26292         37-1337630
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(State or other jurisdiction   (Commission    (I.R.S. employer
of incorporation)              file number)  identification no.)



240 E. Chestnut Street, Olney, Illinois          62450-2295
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(Address of principal executive offices)         (Zip code)



Registrant's telephone number, including area code:(618)395-8676
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                                Not Applicable
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(Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS
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     On June 8, 1998, the Registrant announced that the Board
of Directors increased the number of directors by adding three new directors. The new directors are Roger L. Haberer, who serves as a director of Community Bank & Trust, N.A., Gary L. Graham, who serves as a director of MidAmerica Bank of St. Clair County, and Wayne H. Benson, who serves as Executive Vice President of Community Bank & Trust, N.A. The Registrant further announced that Shirley B. Kessler, who had previously indicated her intention to retire at the end of 1999, resigned as Chief Executive Officer of the Company and that Wayne H. Benson was promoted to fill that position. For further information, reference is made to Registrant's press release dated June 8, 1998, which is attached hereto as Exhibit 99.1, and incorporated herein by reference. In addition, on June 29, 1998, the Registrant announced that Charles M. DiCiro, who had been serving as Chairman of the Board, has resigned from the Board of Directors of the Registrant and that Roger A. Charleston has been named the new Chairman of the Board of the Registrant. Colonel DiCiro will continue to serve as Chairman of the Board of Community Bank & Trust, N.A., the Registrant's largest bank subsidiary. For further information, reference is made to Registrant's press release dated June 29, 1998, which is attached hereto as Exhibit 99.2, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.

  Exhibit No.       Description
  ----------        -----------

      99.1          Press Release, dated June 8, 1998

      99.2          Press Release, dated June 29, 1998

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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly author-ized.

                             COMMUNITY FINANCIAL CORP.



Date: June 29, 1998          By:/s/ Wayne H. Benson
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                                Wayne H. Benson
                                Chief Executive Officer

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